VBI VACCINES

VBI-1901: AACR Data and Clinical Update

Immunologic, tumor, and clinical data discussion with:



Allen Waziri, M.D.
Member, VBI's GBM/Immuno-Oncology Scientific & Clinical Advisory Board
CEO and Co-Founder, iCE Neurosystems
Former Director of the Brain Tumor Program, Inova Neuroscience Institute



David E. Anderson, Ph.D.
VBI's Chief Scientific Officer

JUNE 22 2020

Disclosure Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The Company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products, including the approval of Sci-B-Vac® in the U.S., Europe, and Canada following the completion of its recent Phase 3 studies; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection.

A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2020, and filed with the Canadian security authorities at sedar.com on March 5, 2020, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The participant in this presentation is a member of the Company's Glioblastoma/Immuno-Oncology Scientific & Clinical Advisory Board and receives financial support for his advisory services.

Clinical Outcomes From Ongoing Phase I/IIa Clinical Study of VBI-1901 in Recurrent GBM Patients

Part A : Dose-Escalation Phase – *Recurrent GBM (any # of recurrences)*

Study Arm 1: **Low Dose** *(n=6)*
0.4µg + GM-CSF

VS.

Study Arm 2: **Int. Dose** *(n=6)*
2.0µg + GM-CSF

VS.

Study Arm 3: **High Dose** *(n=6)*
10.0µg + GM-CSF

- Enrollment completed December 2018 (n=18)
- 12-month overall survival (OS) rate of 83% in Vaccine Responders (n=6) vs. 33% in Non-Responders (n=9)
- Vaccine Responders saw a 6.25-month improvement in media OS (14.0 mos) vs. Non-Responders (7.75 mos)
- Tumor responses observed in 3 patients in the high-dose cohort, with evidence of stable disease based on two or more consecutive MRI scans

Part B : Extension Phase – *Recurrent GBM (1st recurrent only)*

Study Arm 1: **High Dose** *(n=10)*
10.0µg + GM-CSF

VS.

Study Arm 2: **High Dose** *(n=10)*
10.0µg + GSK's AS01$_B$ Adjuvant

VBI-1901 + GM-CSF:

- Enrollment completed April 2020 (n=10)
- Tumor responses observed in 2 subjects including one partial response
- Results from 2 patients pending

VBI-1901 + GSK's AS01$_B$ adjuvant:

- Enrollment ongoing

Identified Biomarker from Part A and B:

Normal Baseline CD4+/CD8+ Ratio is Associated with Tumor Responses

CD4+/CD8+ T Cell Ratio



p=0.01
Ratio among CD3+ T cells
0
1
2
3
4
5
Tumor Progression (n=20)
Tumor Response (n=6)

Change in Tumor Size Over Time

Tumor growth kinetics are delayed among patients with normal (blue) vs. low (black) baseline CD4+/CD8+ ratios



Tumor size change vs. baseline (%)
1200
1000
800
500
450
400
350
300
250
200
150
100
50
0
-50
-100
0
4
8
12
16
20
24
28
32
Time (weeks)
Stable Disease
Partial response
01-003
01-005
01-004
01-006
01-007
01-009
01-012
01-013
01-016
03-001
01-017
03-003
01-018
03-004
03-006
03-007
04-002
03-012
04-004
03-014
01-028
03-015
03-016

A biomarker present at baseline, the CD4+/CD8+ T cell ratio, captures the immunological "fitness" of CD4+ T cells in recurrent GBM patients

MRI of Patient with Partial Tumor Response

Patient (04-002)

Baseline



Week 24



Week 36



Conclusions

- 6 tumor responses, including one partial response, seen to-date in Part A and B of the ongoing Phase I/IIa clinical study of VBI-1901 in recurrent GBM patients

- The CD4+/CD8+ biomarker identified may be used in a follow-on trial to help enrich for and predict patients most likely to respond to, and derive clinical benefit from, treatment with VBI-1901

- VBI is exploring a randomized, controlled, registrational clinical study for the next phase of development, expected to begin in 2021

- Immunologic and tumor response data from the VBI-1901 + $AS01_B$ Part B study arm are expected in Q4 2020

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com